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                                                                    EXHIBIT 99.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Ark Restaurants Corp. (the "Company") on Form 10-Q for the period ending December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael Weinstein, Chief Executive Officer of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Michael Weinstein
                                            ----------------------
                                            Michael Weinstein,
                                            Chief Executive Officer
                                            February 11, 2003


In connection with the Quarterly Report of Ark Restaurants Corp. (the "Company") on Form 10-Q for the period ending December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert J. Stewart, Chief Financial Officer of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Robert J. Stewart
                                            ------------------------
                                            Robert J. Stewart,
                                            Chief Financial Officer
                                            February 11, 2003

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